UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2026

REKOR SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38338	81-5266334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6721 Columbia Gateway Drive, Suite 400, Columbia, MD21046
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (410) 762-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	REKR	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07          Submission of Matters to a Vote of Security Holders.

On October 16, 2026, Rekor Systems, Inc. (the "Company") held its 2026 Annual Meeting of Stockholders (the "Annual Meeting"). The Annual Meeting was originally convened on May 15, 2026 and was adjourned, for want of a quorum, to September 11, 2026 and again to October 16, 2026, in each case with the same record date of March 25, 2026. As previously reported in the Company’s Current Report on Form 8-K filed on October 6, 2026, on October 6, 2026 the Company’s Board of Directors amended Section 2.5 of the Company’s Bylaws to provide that the holders of at least forty percent (40%) of the shares entitled to vote, present in person or represented by proxy, constitute a quorum for the transaction of business at a meeting of stockholders.

As of the close of business on March 25, 2026, the record date for the Annual Meeting, 136,578,177 shares of the Company’s common stock were outstanding and entitled to vote. An aggregate of 62,498,652 shares held by holders of the Company’s voting stock, representing 45.76% of the shares entitled to vote and constituting a quorum under the Company’s Bylaws as amended, were represented in person or by valid proxy at the Annual Meeting. The final voting results for each of the proposals submitted to a vote of stockholders at the Annual Meeting, as certified by the inspector of election, are set forth below.

Proposal 1: Election of Directors

At the Annual Meeting, all six (6) nominees for director were elected to serve until the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified. Each nominee received the affirmative vote of a majority of the votes cast with respect to his election. The votes were as follows:

Director	For	Against	Abstain	Broker Non-Votes
Robert A. Berman	33,688,762	2,517,472	246,834	26,045,584
Paul A. de Bary	33,989,817	2,213,848	249,403	26,045,584
Glenn Goord	33,911,363	2,286,620	255,085	26,045,584
David Hanlon	33,615,617	2,588,634	248,817	26,045,584
Steven D. Croxton	34,481,509	1,682,264	289,295	26,045,584
Andrew Meyers	34,485,676	1,669,547	297,845	26,045,584

Proposal 2: Ratification of Independent Registered Public Accounting Firm

At the Annual Meeting, the stockholders ratified the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
60,864,320	1,330,183	304,149	0

Proposal 3: Advisory Vote on Executive Compensation

At the Annual Meeting, the stockholders approved, on a non-binding advisory basis, the compensation of the Company's named executive officers as disclosed in the Company’s proxy statement for the Annual Meeting. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
31,478,139	2,239,515	2,735,414	26,045,584

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REKOR SYSTEMS, INC.

Date: October 16, 2026	/s/ Joseph Nalepa
	Name:	Joseph Nalepa
	Title:	Chief Financial Officer